VOYA MUTUAL FUNDS

Voya Diversified International Fund

(“Fund”)

Supplement dated May 19, 2017

to the Fund’s Class A, Class C, Class I, Class O, Class R, and Class W Prospectus and

related Statement of Additional Information

each dated February 28, 2017

On May 18, 2017, the Fund’s Board of Trustees approved a proposal to liquidate the Fund on or about August 11, 2017. The Fund is closed to new investment effective May 19, 2017. Any contingent deferred sales charge that would be applicable on a redemption of the Fund’s shares shall be waived from May 19, 2017 to the date of liquidation. You will be receiving an additional communication from the Fund explaining the liquidation as well as providing information regarding your exchange options.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE